Morgan Stanley Dean Witter Hawaii Municipal Trust
                                Two World Trade Center, New York, New York 10048
Letter to the Shareholders November 30, 1999

DEAR SHAREHOLDER:

The U.S. economy, led by consumer demand, continued to experience robust growth during the twelve-month period ended November 30, 1999. As a result, the fixed-income markets anticipated that the Federal Reserve Board would change monetary policy and remove the liquidity provided during last year's international economic difficulties. Between June and November the Fed changed monetary policy, raising the federal-funds rate 75 basis points in three moves, to 5.50 percent. By November long-term interest rates had risen to levels last seen more than two years ago.


MUNICIPAL MARKET OVERVIEW

Long-term insured municipal index yields began 1999 near a record low of 5.00 percent. By the end of November, this index yield had increased 100 basis points to 6.00 percent. Because the prices of bonds move inversely to changes in interest rates, higher yields have led to significantly lower bond prices. The increase in index yield translated to a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market outperformed U.S. Treasury bonds early in the year but later gave ground. The ratio of municipal yields to Treasury yields declined from 99 percent at the end of 1998 to 91 percent in May 1999, then reversed itself by rising to 95 percent by the end of November. A declining ratio means municipals have outperformed Treasuries, and a rising ratio indicates underperformance by municipals. Over the past five years the ratio has ranged from a high of 99 percent to a low of 82 percent.

Higher interest rates slowed municipal underwriting in 1999. New-issue volume declined 20 percent in the first 11 months of 1999. Refunding activity, the most interest-rate-sensitive component of supply, dropped 50 percent.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Letter to the Shareholders November 30, 1999, continued

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                         30-YEAR BOND YIELDS 1994-1999

           AAA                                       AAA
  Date     Ins     Tsy  % Relationship      Date     Ins    Tsy   % Relationship

12/31/93   5.40%  6.34%     85.17%        12/31/96   5.60   6.63     84.46%
01/31/94   5.40   6.24      86.54%        01/31/97   5.70   6.79     83.95%
02/28/94   5.80   6.66      87.09%        02/28/97   5.65   6.80     83.09%
03/31/94   6.40   7.09      90.27%        03/31/97   5.90   7.10     83.10%
04/29/94   6.35   7.32      86.75%        04/30/97   5.75   6.94     82.85%
05/31/94   6.25   7.43      84.12%        05/30/97   5.65   6.91     81.77%
06/30/94   6.50   7.61      85.41%        06/30/97   5.60   6.78     82.60%
07/29/94   6.25   7.39      84.57%        07/30/97   5.30   6.30     84.13%
08/31/94   6.30   7.45      84.56%        08/31/97   5.50   6.61     83.21%
09/30/94   6.55   7.81      83.87%        09/30/97   5.40   6.40     84.38%
10/31/94   6.75   7.96      84.80%        10/31/97   5.35   6.15     86.99%
11/30/94   7.00   8.00      87.50%        11/30/97   5.30   6.05     87.60%
12/30/94   6.75   7.88      85.66%        12/31/97   5.15   5.92     86.99%
01/31/95   6.40   7.70      83.12%        01/31/98   5.15   5.80     88.79%
02/28/95   6.15   7.44      82.66%        02/28/98   5.20   5.92     87.84%
03/31/95   6.15   7.43      82.77%        03/31/98   5.25   5.93     88.53%
04/28/95   6.20   7.34      84.47%        04/30/98   5.35   5.95     89.92%
05/31/95   5.80   6.66      87.09%        05/29/98   5.20   5.80     89.66%
06/30/95   6.10   6.62      92.15%        06/30/98   5.20   5.65     92.04%
07/31/95   6.10   6.86      88.92%        07/31/98   5.18   5.71     90.72%
08/31/95   6.00   6.66      90.09%        08/31/98   5.03   5.27     95.45%
09/29/95   5.95   6.48      91.82%        09/30/98   4.95   5.00     99.00%
10/31/95   5.75   6.33      90.84%        10/31/98   5.05   5.16     97.87%
11/30/95   5.50   6.14      89.58%        11/30/98   5.00   5.06     98.81%
12/29/95   5.35   5.94      90.07%        12/31/98   5.05   5.10     99.02%
01/31/96   5.40   6.03      89.55%        01/31/99   5.00   5.09     98.23%
02/29/96   5.60   6.46      86.69%        02/28/99   5.10   5.58     91.40%
03/29/96   5.85   6.66      87.84%        03/31/99   5.15   5.63     91.47%
04/30/96   5.95   6.89      86.36%        04/30/99   5.20   5.66     91.87%
05/31/96   6.05   6.99      86.55%        05/31/99   5.30   5.83     90.91%
06/28/96   5.90   6.89      85.63%        06/30/99   5.47   5.96     91.78%
07/31/96   5.85   6.97      83.93%        07/31/99   5.55   6.10     90.98%
08/30/96   5.90   7.11      82.98%        08/31/99   5.75   6.06     94.88%
09/30/96   5.70   6.93      82.25%        09/30/99   5.85   6.05     96.69%
10/31/96   5.65   6.64      85.09%        10/31/99   6.03   6.16     97.89%
11/29/96   5.50   6.35      86.61%        11/30/99   6.00   6.29     95.39%

Source: Municipal Market Data-A Division of Thomson Financial Municipal Group and Bloomberg L.P.




PERFORMANCE AND PORTFOLIO

In the rising interest-rate environment, Morgan Stanley Dean Witter Hawaii Municipal Trust's net asset value (NAV) fell from $10.41 to $9.47 per share during the fiscal year ended November 30, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.46 per share and long-term capital gains of $0.0609 per share, the Fund's total return was -4.20 percent. Over the same period the Lehman Brothers Municipal Bond Index and the Lipper Hawaii Municipal Debt Funds Average posted total returns of -1.07 percent and -2.93 percent, respectively.

Please note that the Fund's investment manager assumed all operating expenses (except for brokerage and 12b-1 fees) and waived the investment management fee to the extent that they exceed 55 basis points (.55 percent) of average net assets for the 1999 calendar year. The investment manager has agreed to cap expenses at 55 basis points for the 2000 calendar year as well.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Letter to the Shareholders November 30, 1999, continued

At the end of November, Morgan Stanley Dean Witter Hawaii Municipal Trust's net assets of $7 million were diversified among 11 long-term sectors and 24 credits, with in-state credits accounting for 92 percent of the portfolio. The portfolio's average maturity was 20 years and its average duration, a measure of sensitivity to interest-rate changes, was 10 years. The accompanying charts provide current information on the portfolio's credit quality and sector distribution. Optional call provisions by year and their respective cost yields are also charted.


LOOKING AHEAD

The Federal Reserve Board's rate hikes during the fiscal year confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. We anticipate that the central bank may raise short-term interest rates further. However, we believe municipal bonds continue to offer long-term investors considerable value, especially in relation to Treasuries.

We appreciate your ongoing support of Morgan Stanley Dean Witter Hawaii Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

Morgan Stanley Dean Witter Hawaii Municipal Trust
Letter to the Shareholders November 30, 1999, continued



LARGEST SECTORS AS OF NOVEMBER 30, 1999
(% OF NET ASSETS)

GENERAL OBLIGATION                 23%

HOSPITAL                           14%

MORTGAGE                           13%

IDR/PCR*                           12%

TRANSPORTATION                     12%

WATER & SEWER                       7%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF NOVEMBER 30, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa or AAA             73%

Aa or AA                2%

A or A                 15%

Baa or BBB             10%


AS MEASURED BY MOODY'S INVESTORS SERVICE, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Letter to the Shareholders November 30, 1999, continued


                     CALL AND COST (BOOK) YIELD STRUCTURE*
                               NOVEMBER 30, 1999

       PERCENT CALLABLE

YEARS BONDS
CALLABLE                  %
--------                 ---
 2000                      0
 2001                      5
 2002                      0
 2003                      0
 2004                      7
 2005                     13
 2006                     13
 2007                     11
 2008                     23
 2009                     25
 2010+                     3

Weighted Average Call Protection:    7 Years

COST (BOOK) YIELD**
CALLABLE                  %
--------                 ---
 2000                      0
 2001                    4.5%
 2002                      0
 2003                      0
 2004                    5.7%
 2005                    5.7%
 2006                    6.1%
 2007                    5.4%
 2008                    5.3%
 2009                    5.3%
 2010+                   5.4%

Weighted Average Book Yield:    5.4%

---------------

*   % Based on Long-Term Portfolio

** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Fund operating expenses. For example, the Fund earned a book yield of 4.5% on 5% of the bonds in the long-term portfolio that are callable in 2001.

    Portfolio structure is subject to change.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Fund Performance November 30, 1999

                               GROWTH OF $10,000
                               ($ in Thousands)


     Date                    FUND          LEHMAN (4)        Lipper (5)
     ----                    ----          ----------        ----------
June 16, 1995              $ 9,700          $10,000           $10,000
November 30, 1995          $10,108          $10,610           $10,541
November 30, 1996          $10,678          $11,234           $11,100
November 30, 1997          $11,418          $12,039           $11,792
November 30, 1998          $12,317          $12,974           $12,619
November 30, 1999          $11,799(3)       $12,835           $12,249



Past performance is not predictive of future returns.




Average Annual Total Returns
----------------------------

Period Ended 11/30/99
-----------------------
1 Year                 (4.20)%(1)         (7.08)%(2)
Since Inception         4.49 %(1)          3.78 %(2)




---------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable front-end sales charge (3%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value including the deduction of a 3% front-end sales charge, assuming a complete redemption on November 30, 1999.

(4) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investor Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper HI Municipal Debt Funds Average tracks the performance of the funds that limit assets to those securities which are exempt from taxation in HI state (double tax exempt) or a specified city in HI (triple tax-exempt) as reported by Lipper, Inc.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Portfolio of Investments November 30, 1999


 PRINCIPAL
 AMOUNT IN                                                                               COUPON         MATURITY
 THOUSANDS                                                                                RATE            DATE        VALUE
-----------                                                                            ----------     ----------- -------------
             HAWAII TAX-EXEMPT MUNICIPAL BONDS* (91.8%)
             General Obligation (22.5%)
             Hawaii,
   $  200      1996 Ser CM (FGIC) ......................................................  6.00 %        12/01/12    $  212,068
      200      1997 Ser CN (FGIC) ......................................................  5.25          03/01/17       186,436
      200      1997 Ser CP (FGIC) ......................................................  5.00          10/01/17       179,882
      300    Hawaii County, 1999 Ser A (FSA) ...........................................  5.50          05/15/17       289,872
      300    Honolulu City & County, Ser 1999 B (FGIC) .................................  5.00          07/01/22       262,134
      180    Kauai County, Public Improvement 1997 Ser B (MBIA) ........................  5.25          08/01/16       169,132
      250    Maui County, 1998 Ser A (FGIC) ............................................  5.375         03/01/17       237,965
      100    Puerto Rico, Public Improvement Ser 1996 ..................................  5.50          07/01/17        96,288
   ------                                                                                                           ----------
    1,730                                                                                                            1,633,777
   ------                                                                                                           ----------
             Educational Facilities Revenue (2.5%)
      200    Puerto Rico Industrial Tourist, Educational, Medical & Environmental
   ------      Control Facilities Financing Authority, Inter American University of
               Puerto Rico 1998 Ser A (MBIA) ...........................................  5.00          10/01/22       178,712
                                                                                                                    ----------
             Electric Revenue (1.9%)
      150    Puerto Rico Electric Power Authority, Power Ser X .........................  5.50          07/01/25       140,431
   ------                                                                                                           ----------
             Hospital Revenue (14.1%)
             Hawaii Department of Budget & Finance,
      300      Kaiser Permanente Refg Ser 1991 A .......................................  6.25          03/01/21       296,145
      200      Kapiolani Health Care Ser 1996 ..........................................  6.25          07/01/21       197,422
      100      Queens Health 1996 Ser A ................................................  5.875         07/01/11       101,508
      500      Wilcox Memorial Hospital Ser 1998 .......................................  5.35          07/01/18       428,110
   ------                                                                                                           ----------
    1,100                                                                                                            1,023,185
   ------                                                                                                           ----------
             Industrial Development/Pollution Control Revenue (12.3%)
             Hawaii Department of Budget & Finance,
      500      Hawaiian Electric Co Ser 1999 B (AMT) (AMBAC) ...........................  5.75          12/01/18       484,290
      100      Hawaiian Electric Co Ser 1995 A (AMT) (MBIA) ............................  6.60          01/01/25       104,380
      200      Hawaiian Electric Co Ser 1996 A (AMT) (MBIA) ............................  6.20          05/01/26       200,458
      100    Puerto Rico Ports Authority, American Airlines Inc 1996 Ser A (AMT) .......  6.25          06/01/26       100,189
   ------                                                                                                           ----------
      900                                                                                                              889,317
   ------                                                                                                           ----------
             Mortgage Revenue - Multi-Family (8.9%)
      125    Hawaii Housing Finance & Development Corporation, University of
               Hawaii Faculty Ser 1995 (AMBAC) .........................................  5.65          10/01/16       123,018
      500    Honolulu, Waipahu Towers GNMA Collateralized 1995 Ser A (AMT) .............  6.90          06/20/35       522,980
   ------                                                                                                           ----------
      625                                                                                                              645,998
   ------                                                                                                           ----------
             Mortgage Revenue - Single Family (4.0%)
      300    Hawaii Housing Finance & Development Corporation, Purchase
   ======      1994 Ser B (MBIA) .......................................................  5.90          07/01/27       290,079
                                                                                                                    ----------
             Public Facilities Revenue (3.0%)
      250    Hawaii, Kapolei State Office Building 1998 Ser A COPs (AMBAC) .............  5.00          05/01/18       218,807
   ------                                                                                                           ----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Portfolio of Investments November 30, 1999, continued


 PRINCIPAL
 AMOUNT IN                                                                              COUPON         MATURITY
 THOUSANDS                                                                               RATE            DATE         VALUE
-----------                                                                          ------------   ------------- -------------
             Transportation Facilities Revenue (11.8%)
             Hawaii,
   $  200      Airports Third Refg Ser 1994 (AMT) (AMBAC) .........................     5.75 %         07/01/09    $  204,382
      200      Harbor Ser 1997 (AMT) (MBIA) .......................................     5.75           07/01/17       194,602
      500      Highway Ser 1998 (FGIC) ............................................     5.00           07/01/16       454,750
   ------                                                                                                          ----------
      900                                                                                                             853,734
   ------                                                                                                          ----------
             Water & Sewer Revenue (6.6%)
      150    Honolulu Board of Water Supply, Ser 1996 .............................     5.80           07/01/16       150,092
             Honolulu City & County,
      260      Wastewater Jr Ser 1998 (FGIC) ......................................     5.25           07/01/17       242,182
      100      Wastewater Sr Ser 1998 (FGIC) ......................................     4.75           07/01/18        85,704
   ------                                                                                                          ----------
      510                                                                                                             477,978
   ------                                                                                                          ----------
             Other Revenue (4.2%)
      350    Hawaiian Department of Home Lands, Refg Ser 1999 .....................     4.45           07/01/11       307,982
   ------                                                                                                          ----------
   $7,015    TOTAL HAWAII TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $7,023,769) (a) ...........          91.8%    6,660,000
   ======
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .....................................           8.2       597,378
                                                                                                                   ----------
             NET ASSETS .........................................................................         100.0%   $7,257,378
                                                                                                                   ==========

---------------
AMT   Alternative Minimum Tax.
COPs  Certificates of Participation.
*     Puerto Rico issues represent 7% of net assets.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,311 and the aggregate gross unrealized depreciation is $373,080, resulting in net unrealized depreciation of $363,769.


Bond Insurance:

AMBAC   AMBAC Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.
FSA     Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999



ASSETS:
Investments in securities, at value
  (identified cost $7,023,769) .............................    $6,660,000
Cash .......................................................       450,499
Interest receivable ........................................       133,776
Deferred organizational expenses ...........................         6,514
Receivable from affiliate ..................................        24,959
Prepaid expenses ...........................................        15,089
                                                                ----------
   TOTAL ASSETS ............................................     7,290,837
                                                                ----------
LIABILITIES:
Payable for:
   Dividends to shareholders ...............................         3,734
   Plan of distribution fee ................................         1,086
Accrued expenses and other payables ........................        28,639
                                                                ----------
   TOTAL LIABILITIES .......................................        33,459
                                                                ----------
   NET ASSETS ..............................................    $7,257,378
                                                                ==========
COMPOSITION OF NET ASSETS:
Paid-in-capital ............................................    $7,650,435
Net unrealized depreciation ................................      (363,769)
Accumulated net realized loss ..............................       (29,288)
                                                                ----------
   NET ASSETS ..............................................    $7,257,378
                                                                ==========
NET ASSET VALUE PER SHARE,
  766,704 shares outstanding
  (unlimited shares authorized of $.01 par value) ..........         $9.47
                                                                     =====
MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 3.09% of net asset value)* .........         $9.76
                                                                     =====

------------------
*     On sales of $100,000 or more the offering price is reduced.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended November 30, 1999



NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $  378,543
                                                   ----------
EXPENSES
Professional fees .............................        71,894
Shareholder reports and notices ...............        41,428
Investment management fee .....................        26,168
Plan of distribution fee ......................        14,421
Organizational expenses .......................        11,997
Trustees' fees and expenses ...................        11,812
Custodian fees ................................           875
Other .........................................         4,267
                                                   ----------
   TOTAL EXPENSES .............................       182,862
Less: amounts waived/reimbursed ...............      (142,968)
Less: expense offset ..........................          (872)
                                                   ----------
   NET EXPENSES ...............................        39,022
                                                   ----------
   NET INVESTMENT INCOME ......................       339,521
                                                   ----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .............................       (29,288)
Net change in unrealized depreciation .........      (644,986)
                                                   ----------
   NET LOSS ...................................      (674,274)
                                                   ----------
NET DECREASE ..................................    $ (334,753)
                                                   ==========



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                                     FOR THE YEAR         FOR THE YEAR
                                                                        ENDED                 ENDED
                                                                  NOVEMBER 30, 1999     NOVEMBER 30, 1998
                                                                 -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ........................................       $  339,521            $  267,187
Net realized gain (loss) .....................................          (29,288)               62,866
Net change in unrealized appreciation (depreciation) .........         (644,986)              102,683
                                                                     ----------            ----------
   NET INCREASE (DECREASE) ...................................         (334,753)              432,736
                                                                     ----------            ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................................         (339,521)             (268,826)
Net realized gain ............................................          (42,705)                    -
                                                                     ----------            ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .........................         (382,226)             (268,826)
                                                                     ----------            ----------
Net increase from transactions in shares of beneficial
  interest ...................................................          976,817             2,081,837
                                                                     ----------            ----------
   NET INCREASE ..............................................          259,838             2,245,747
NET ASSETS:
Beginning of period ..........................................        6,997,540             4,751,793
                                                                     ----------            ----------
   END OF PERIOD .............................................       $7,257,378            $6,997,540
                                                                     ==========            ==========

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Notes to Financial Statements November 30, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and commenced operations on June 16, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Notes to Financial Statements November 30, 1999, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES - Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), paid the organizational expenses of the Fund in the amount of approximately $60,000 of which $17,479 have been reimbursed. The balance was absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's daily net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Effective January 1, 1999 through December 31, 2000, the Investment Manager has agreed to assume all operating expenses to the extent that such expenses on an annualized basis exceed 0.55% of the daily net assets of the Fund. Prior to January 1, 1999, the Investment Manager had assumed all operating expenses (excluding plan of distribution fees) and waived the compensation provided for in its Investment Management Agreement.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Notes to Financial Statements November 30, 1999, continued

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act finances certain expenses in connection therewith.

Under the Plan, the expenses of certain activities and services provided by Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses incurred in connection with the distribution of the Fund's shares, are reimbursed.

Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 1999, the distribution fee was accrued at the annual rate of 0.19%.

The Distributor has informed the Fund that for the year ended November 30, 1999, it received approximately $38,200 in commissions from the sale of shares of the Fund's beneficial interest. Such commissions are deducted from the proceeds of the shares and are not an expense of the Fund.


4. SECURITY TRANACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1999 aggregated $1,895,369 and $1,251,920, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.


5. FEDERAL INCOME TAX STATUS

At November 30, 1999, the Fund had a net capital loss carryover of approximately $29,000 which will be available through November 30, 2007 to offset future capital gains to the extent provided by regulations.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Notes to Financial Statements November 30, 1999, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                FOR THE YEAR                   FOR THE YEAR
                                                                   ENDED                          ENDED
                                                             NOVEMBER 30, 1999              NOVEMBER 30, 1998
                                                        ----------------------------   ----------------------------
                                                           SHARES          AMOUNT         SHARES          AMOUNT
                                                        ------------   -------------   ------------   -------------
Sold ................................................      150,939      $1,528,240        214,234      $2,200,117
Reinvestment of dividends and distributions .........       18,874         189,061         14,499         149,204
                                                           -------      ----------        -------      ----------
                                                           169,813       1,717,301        228,733       2,349,321
Repurchased .........................................      (75,142)       (740,484)       (26,039)       (267,484)
                                                           -------      ----------        -------      ----------
Net increase ........................................       94,671      $  976,817        202,694      $2,081,837
                                                           =======      ==========        =======      ==========

Morgan Stanley Dean Witter Hawaii Municipal Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding thoughout each period:



                                                                         FOR THE PERIOD ENDED NOVEMBER 30
                                                         -----------------------------------------------------------------
                                                              1999            1998             1997             1996
                                                         -------------- ---------------- ---------------- ----------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................  $ 10.41            $ 10.12          $  9.95           $ 9.91
                                                          -------            -------          -------          -------
Income (loss) from investments operations:
 Net investment income .................................    0.46                0.49             0.50             0.50
 Net realized and unrealized gain (loss) ...............   (0.88)               0.29             0.17             0.04
                                                          -------            -------          -------          -------
Total income (loss) from investment operations .........   (0.42)               0.78             0.67             0.54
                                                          -------            -------          -------          -------
Less dividends and distributions from:
 Net investment income .................................   (0.46)              (0.49)           (0.50)           (0.50)
 Net realized gain .....................................   (0.06)                  -                -                -
                                                          -------            -------          -------          -------
Total dividends and distributions ......................   (0.52)              (0.49)           (0.50)           (0.50)
                                                          -------            -------          -------          -------
Net asset value, end of period .........................  $  9.47            $ 10.41          $ 10.12           $ 9.95
                                                          =======            =======          =======          =======

TOTAL RETURN+ .........................................     (4.20)%             7.87%            6.93%            5.64%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................     0.52 %(3)          0.20%(3)         0.19%(3)         0.19%(3)
Net investment income ..................................     4.54 %(3)          4.72%(3)         5.00%(3)         5.09%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $7,257              6,998           $4,752           $3,225
Portfolio turnover rate ................................       18 %               26%              13%              51%



                                                             FOR THE PERIOD
                                                             JUNE 16, 1995*
                                                                 THROUGH
                                                            NOVEMBER 30, 1995
                                                         ----------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................          $ 9.70
                                                                  ------
Income (loss) from investments operations:
 Net investment income .................................            0.19
 Net realized and unrealized gain (loss) ...............            0.21
                                                                  ------
Total income (loss) from investment operations .........            0.40
                                                                  ------
Less dividends and distributions from:
 Net investment income .................................           (0.19)
 Net realized gain .....................................               -
                                                                  ------
Total dividends and distributions ......................           (0.19)
                                                                  ------
Net asset value, end of period .........................          $ 9.91
                                                                  ======

TOTAL RETURN+ .........................................            4.21%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................            0.20%(2)(3)
Net investment income ..................................            4.69%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................         $ 1,510
Portfolio turnover rate ................................              14%(1)

-------------
*     Commencement of operations.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios would have been as follows, which reflect the effect of expense offsets as follows:

                               EXPENSE    NET INVESTMENT     EXPENSE
PERIOD ENDED:                   RATIO      INCOME RATIO      OFFSET
---------------------------- ----------- ---------------- ------------
November 30, 1999 .......... 2.45%              2.61%     0.01%
November 30, 1998 .......... 2.42%              2.50%     0.01%
November 30, 1997 .......... 2.95%              2.24%     0.01%
November 30, 1996* ......... 2.69%              2.59%     0.03%
November 30, 1995* ......... 2.70%              2.19%     0.10%

-------------
 * After application of the Fund's state expense limitation.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Report of Independent Accountants

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Hawaii Municipal Trust (the "Fund") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 16, 1995 (commencement of operations) through November 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

January 11, 2000
                      1999 FEDERAL TAX NOTICE (unaudited)

      During the year ended November 30, 1999, the Fund paid to shareholders $0.46 per share from tax-exempt income.

      For the year ended November 30, 1999, the Fund paid to shareholders $0.06 per share from long-term capital gains.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer


Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

MORGAN STANLEY
DEAN WITTER
HAWAII MUNICIPAL
TRUST


[GRAPHIC OMITTED]

ANNUAL REPORT
NOVEMBER 30, 1999